MERIDIAN FUND
                                                 July 11, 2000
To Our Shareholders:

The Meridian Fund's net asset value per share at June 30, 2000 was $29.45. This represents a total return of 21.45% for the fiscal year ended June 30, 2000 and 15.94% for the calendar year to date. The Fund's total return and average compound rate of return since inception, August 1, 1984, were 815.51% and 14.93%, respectively. The Fund's ten-year total return and ten-year average compound rate of return were 303.60% and 14.97%, respectively. The Fund's net assets at the close of the quarter were invested 8.6% in cash and other assets less liabilities and 91.4% in stocks. Total net assets were $140,990,193 and there were 5,206 shareholders.

The Federal Reserve Board pursued a more restrictive monetary policy during the second calendar quarter and this made it difficult for equity investors. The S&P 500 declined 2.9 percent, the volatile and technology-laden NASDAQ 13.3 percent and the Russell 2000 4.1 percent. Year to date, the S&P 500 is down 1.0 percent, the NASDAQ has declined 2.5 percent, while the Russell 2000, a "small-cap" index, is 2.5 percent higher. Drug, healthcare, energy and food stocks were among the best performing groups while technology stocks were hardest hit. Internet stocks took a severe pounding as investors finally began to demand tangible results. The Dow Jones Bond Index showed little movement. The yield on the 30-year government bond declined from 5.94 percent to 5.88 percent during the period.

The economy continues to grow at a rapid rate, but there are signs that activity is beginning to slow. Both housing starts and consumer spending have moderated somewhat. Consumer confidence is down from its high, stock prices have leveled off and the unemployment rate has even moved up slightly to 4.1 percent. The rate of increase in industrial production has slowed also. We concur with the Federal Reserve's current policy. Rather than rapid growth for a few quarters, it is best for the economy to grow at a sustainable and non-inflationary rate over a long period of time. Our outlook is for moderating growth throughout the balance of the year with the rate of inflation and interest rates remaining near current levels. The growth in corporate profits, in our opinion, will slow during the second half of the year.

Our market approach remains the same. We enter the second half of the year with approximately 90 percent of our investments in equities and 10 percent cash. Our portfolio, we believe, consists of sound companies with good prospects and reasonable valuations. Approximately 13 percent of our portfolio is health services, 11 percent restaurants, 17 percent retail and 22 percent technology. The average price earnings ratio of the fund is approximately twenty times estimated earnings, a discount to the S&P 500. We estimate the average growth rate for our companies will be twice that of the S&P 500 during the next few years. This puts us in a strong relative position entering the second half of the year. We continue to research and monitor many additional interesting small and medium-sized growth companies that we believe are presently overvalued, but could become part of our portfolio at some future date.

During the quarter we sold Town & Country Trust and Wackenhut Corrections Corporation.

Atlantic Coast Airlines, one of our holdings, is the fastest growing regional airline in the country with anticipated capacity increases of 34 percent in 2000, 41 percent in 2001 and 32 percent in 2002. The company primarily serves Washington-Dulles Airport, the fastest growing major airport in the country, with 1999 passenger volume up 26 percent. Atlantic Coast has expanded its alliance with United Airlines (United Express) during the past several years and has recently entered into a major ten-year code-sharing agreement with Delta (Delta Connection) which will begin in July of 2000. The company's earnings have been under some pressure recently due to increased fuel costs and costs associated with the Delta start-up, but are poised to accelerate during the next several quarters. Atlantic Coast is well managed, has strong financial characteristics and sells at approximately 13 times estimated earnings.

We welcome those new shareholders who joined the Meridian Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                Sincerely,

                                /s/ Richard F. Aster, Jr.
                                Richard F. Aster, Jr.

MERIDIAN FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK - 91.4%

  BANKING & FINANCE - 2.1%
     Pacific Century Financial Corp.*.....................  201,000      $2,939,625
  CELLULAR COMMUNICATIONS - 2.9%
     American Tower Corp..................................   96,100       4,006,169
  CONSUMER SERVICES - 1.9%
     Regis Corporation*...................................  207,300       2,591,250
  ENERGY - 6.6%
     Precision Drilling Corp..............................  128,000       4,944,000
     Varco International..................................  189,525       4,406,445
  HEALTH SERVICES - 12.6%
     Health Management Associates.........................  333,200       4,352,425
     Lincare Holdings, Inc................................  129,000       3,176,625
     Province Healthcare Company..........................  144,000       5,202,000
     Renal Care Group, Inc................................  207,900       5,083,805
  INDUSTRIAL SERVICES - 8.4%
     Expeditors International of Washington, Inc.*........   93,500       4,441,250
     Paychex, Inc.*.......................................  175,250       7,360,500
  INDUSTRIAL PRODUCTS - 3.3%
     Tektronix, Inc.*.....................................   63,150       4,673,100
  RESTAURANTS - 10.9%
     CEC Entertainment, Inc...............................  135,000       3,459,375
     Jack in the Box......................................  167,000       4,112,375
     P.F. Chang's China Bistro............................  125,500       4,008,156
     Sonic Corporation....................................  130,800       3,842,250

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Shares        Value
                                                            -------    ------------
COMMON STOCK (continued)
  RETAIL - 16.8%
     Bed, Bath and Beyond, Inc............................  140,400      $5,089,500
     Cost Plus, Inc.......................................  151,200       4,337,550
     Kohl's Corporation...................................  138,000       7,676,250
     West Marine, Inc.....................................  332,100       2,272,809
     Zale Corporation.....................................  116,300       4,244,950
  TECHNOLOGY - 11.2%
     Integrated Device Technology, Inc....................   84,000       5,029,500
     KEMET Corporation....................................  134,200       3,363,387
     Molex Inc. - Class A*................................  116,250       4,068,750
     Synopsys, Inc........................................   96,300       3,328,369
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 11.0%
     ANTEC Corporation....................................  108,000       4,488,750
     Adtran, Inc..........................................   76,000       4,550,500
     Plantronics, Inc.....................................   56,400       6,514,200
  TRANSPORTATION - 3.7%
     Atlantic Coast Airlines Holdings, Inc................  166,000       5,270,500

  TOTAL COMMON STOCK
  (Identified cost $81,328,075)....................................     128,834,365

CASH AND OTHER ASSETS LESS LIABILITIES - 8.6%......................      12,155,828
                                                                       ------------
NET ASSETS - 100%..................................................    $140,990,193
                                                                       ============

      *income producing

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $81,328,075)............................  $128,834,365
  Cash and cash equivalents.................................    12,205,275
  Receivables for:
     Dividends..............................................         2,905
     Interest...............................................        51,933
     Capital shares.........................................         2,840
     Securities sold........................................        71,377
  Prepaid expenses..........................................         2,548
                                                              ------------
     TOTAL ASSETS...........................................  $141,171,243
                                                              ------------

LIABILITIES
  Payable for:
     Capital shares.........................................        16,896
  Accrued expenses..........................................       164,154
                                                              ------------
     TOTAL LIABILITIES......................................       181,050
                                                              ------------
NET ASSETS..................................................  $140,990,193
                                                              ============
Capital shares issued and outstanding, par value $.01
  (25,000,000 shares authorized)............................     4,787,284
                                                              ============
Net asset value per share (offering and redemption price)...        $29.45
                                                              ============
Net assets consist of:
  Paid-in-capital...........................................  $ 79,378,180
  Accumulated net realized gain.............................    14,105,723
  Accumulated net unrealized appreciation on investments....    47,506,290
                                                              ------------
                                                              $140,990,193
                                                              ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends............................................     $772,615
  Interest.............................................      514,137
  Other income.........................................      810,019
                                                         -----------
       Total investment income.........................                  $2,096,771
                                                                        -----------
EXPENSES
  Investment advisory fees.............................    1,244,938
  Transfer agent fees..................................      161,070
  Reports to shareholders..............................       51,950
  Pricing fees.........................................       47,140
  Professional fees....................................       39,040
  Custodian fees.......................................       31,145
  Registration and filing fees.........................       27,182
  Miscellaneous expenses...............................       26,998
  Directors' fees and expenses.........................        4,392
                                                         -----------
       Total expenses..................................                   1,633,855
                                                                        -----------
       Net investment income...........................                     462,916
                                                                        -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments.....................   13,587,360
  Net unrealized appreciation on investments...........   10,998,931
                                                         -----------
  Net gain on investments..............................                  24,586,291
                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $25,049,207
                                                                        ===========

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Year Ended      Year Ended
                                                         June 30, 2000   June 30, 1999
                                                         -------------   -------------
OPERATIONS
Net investment income..................................      $462,916      $1,068,820
Net realized gain on investments.......................    13,587,360      11,913,210
Net unrealized appreciation (depreciation) on
  investments..........................................    10,998,931     (17,968,517)
                                                         ------------    ------------
  Net increase (decrease) from operations..............    25,049,207      (4,986,487)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income...............    (1,007,191)     (1,187,972)
Distributions from net realized capital gain...........   (11,919,392)    (54,557,125)
                                                         ------------    ------------
  Total distributions..................................   (12,926,583)    (55,745,097)
                                                         ------------    ------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares..........................    25,058,458      11,727,850
Reinvestment of distributions..........................    12,403,277      53,097,094
Less: redemptions......................................   (94,277,671)   (115,212,451)
                                                         ------------    ------------
  Decrease resulting from capital share transactions...   (56,815,936)    (50,387,507)
                                                         ------------    ------------
Total decrease in net assets...........................   (44,693,312)   (111,119,091)
NET ASSETS
Beginning of year......................................   185,683,505     296,802,596
                                                         ------------    ------------
End of year (includes undistributed net investment
  income of $0 and $1,069,138, respectively)...........  $140,990,193    $185,683,505
                                                         ============    ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             For the year June 30,
                                   --------------------------------------------------------------------------
                                     2000       1999       1998       1997       1996       1995       1994
                                   --------   --------   --------   --------   --------   --------   --------
Net Asset Value -- Beginning of
 period..........................    $26.28     $33.26     $33.20     $32.21     $27.29     $24.27     $23.87
                                   --------   --------   --------   --------   --------   --------   --------
Income from Investment Operations
---------------------------------
Net Investment Income (loss).....       .11        .16        .27        .40        .30        .27        .09
Net Gains (Losses) on Securities
 (both realized and
 unrealized).....................      4.99       (.50)      4.92       3.71       5.47       3.63        .76
                                   --------   --------   --------   --------   --------   --------   --------
Total From Investment
 Operations......................      5.10       (.34)      5.19       4.11       5.77       3.90        .85
                                   --------   --------   --------   --------   --------   --------   --------
Less Distributions
------------------
Distributions from net investment
 income..........................     (0.15)     (0.14)     (0.32)     (0.36)      (.31)      (.18)      (.02)
Distributions from net realized
 capital gains...................     (1.78)     (6.50)     (4.81)     (2.76)      (.54)      (.70)      (.43)
                                   --------   --------   --------   --------   --------   --------   --------
Total Distributions..............     (1.93)     (6.64)     (5.13)     (3.12)      (.85)      (.88)      (.45)
                                   --------   --------   --------   --------   --------   --------   --------
Net Asset Value -- End of
 Period..........................    $29.45     $26.28     $33.26     $33.20     $32.21     $27.29     $24.27
                                   ========   ========   ========   ========   ========   ========   ========
Total Return.....................    21.45%      3.05%     16.92%     13.92%     21.40%     16.44%      3.48%
                                   ========   ========   ========   ========   ========   ========   ========
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (in
 thousands)......................  $140,990   $185,683   $296,803   $353,029   $384,087   $328,153   $199,191
Ratio of Expenses to Average Net
 Assets..........................     1.09%      1.01%      0.95%      0.96%      0.96%      1.06%      1.22%
Ratio of Net Investment Income
 (Loss) to Average Net Assets....     0.31%      0.49%      0.76%      1.23%      0.99%      1.18%       .38%
Portfolio Turnover Rate..........       28%        51%        38%        37%        34%        29%        43%

                                      For the year June 30,
                                   ---------------------------
                                    1993      1992      1991
                                   -------   -------   -------
Net Asset Value -- Beginning of
 period..........................   $18.97    $17.24    $17.71
                                   -------   -------   -------
Income from Investment Operations
---------------------------------
Net Investment Income (loss).....     (.01)      .07       .20
Net Gains (Losses) on Securities
 (both realized and
 unrealized).....................     5.51      3.45       .49
                                   -------   -------   -------
Total From Investment
 Operations......................     5.50      3.52       .69
                                   -------   -------   -------
Less Distributions
------------------
Distributions from net investment
 income..........................     (.04)     (.09)     (.12)
Distributions from net realized
 capital gains...................     (.56)    (1.70)    (1.04)
                                   -------   -------   -------
Total Distributions..............     (.60)    (1.79)    (1.16)
                                   -------   -------   -------
Net Asset Value -- End of
 Period..........................   $23.87    $18.97    $17.24
                                   =======   =======   =======
Total Return.....................   29.50%    21.00%     5.62%
                                   =======   =======   =======
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (in
 thousands)......................  $78,581   $18,363   $12,350
Ratio of Expenses to Average Net
 Assets..........................    1.47%     1.75%     1.68%
Ratio of Net Investment Income
 (Loss) to Average Net Assets....    (.01%)     .24%      .98%
Portfolio Turnover Rate..........      61%       61%       85%

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on August 1, 1984. The Fund was registered on August 1, 1984, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Fund, the Company also offers the Meridian Value Fund. The following is a summary of significant accounting policies:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates value.

    b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $81,328,075, the aggregate gross unrealized appreciation is $54,712,158, and the aggregate gross unrealized depreciation is ($7,205,868), resulting in net unrealized appreciation of $47,506,290.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and accretion income are accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate." Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

    g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

MERIDIAN FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        Distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

        Prior to June 30, 2000, undistributed net investment income was $524,863, accumulated net realized gain was $13,588,430 and additional paid-in-capital was $79,370,610. The Fund reclassified $517,293 from undistributed net investment income to accumulated net realized gain and $7,570 from undistributed net investment income to paid-in-capital for the fiscal year ended June 30, 2000, as a result of permanent differences between book and tax. These reclassifications have no effect on net assets or net asset values per share.

        Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

2. LEGAL SETTLEMENT: On May 19, 2000, the Fund received $802,571 as settlement of class action litigation against Riscorp Securities. This amount is classified as other investment income for the fiscal year ended June 30, 2000.

3. RELATED PARTIES: The Fund has entered into a management agreement with Aster Capital Management, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Investment Adviser.

    The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the first $50,000,000 of the Fund's net assets and 0.75% of the Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's average net assets.

MERIDIAN FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS: The Fund has authorized 25,000,000 common shares at a par value of $.01 per share. Transactions in capital shares for the year ended June 30, 2000, and June 30, 1999, were as follows:

                                                          2000          1999
                                                       ----------    ----------
Shares sold                                               929,875       466,943
Shares issued on reinvestment of distributions            537,870     2,431,185
                                                       ----------    ----------
                                                        1,467,745     2,898,128
Shares redeemed                                        (3,745,935)   (4,756,060)
                                                       ----------    ----------
Net decrease                                           (2,278,190)   (1,857,932)
                                                       ==========    ==========

5. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of the Investment Adviser receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund shares, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 2000, was $4,374.

6. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2000, were $38,871,396 and $109,547,289, respectively. The cost of the U.S. Government securities purchased and the proceeds from sales of such investments were $9,885,492, and $20,000,000, respectively for the year ended June 30, 2000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Fund (the "Fund") at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
August 4, 2000

MANAGEMENT'S DISCUSSION OF MERIDIAN FUND PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Meridian Fund's investment performance of 21.45% during the fiscal year ended June 30, 2000, reflected the strength in small and medium sized growth stocks. This market condition materially affected the Fund's performance. For example the Russell 2000 index was up 14.32% during the period while the S&P 500 gained 7.24%. The Fund tends to emphasize investments in companies that are relatively small in terms of total assets, revenues and earnings, that the Investment Adviser believes may have prospects for above average growth in revenue and earnings. Based on following this strategy the Fund's best performing areas included cellular communications, energy, health services, industrial products & services, technology, telecommunications and transportation. The worst performing groups were banking and finance, consumer products & services, correctional & detention facilities, hotels & lodging, insurance, leisure & amusement, real estate, restaurants, and retail. Of a total of 76 investments, 46 advanced and 30 declined.

ADDITIONAL BENCHMARK INDEX

The S&P 500 is a market capitalization weighted index of 500 large capitalization securities. For the prior and current fiscal year, the Adviser determined that the most appropriate benchmark for the Meridian Fund is the Russell 2000 index, as the Meridian Fund invests primarily in mid and small capitalization securities and the weighting given the largest capitalization securities within the S&P 500 increased dramatically over the past several years. The Russell 2000 is a broad based index of 2000 mid and small capitalization securities. The returns of both benchmark indices have been presented for comparison.
   VALUE OF $10,000 INVESTED IN MERIDIAN FUND, THE S&P 500 & THE RUSSELL 2000 [MERIDIAN FUND LINE GRAPH]

                                                         S&P 500                  MERIDIAN FUND               RUSSELL 2000
                                                         -------                  -------------               ------------
6/30/90                                                   10000                       10000                       10000
6/30/91                                                   10723                       10562                       10133
6/30/92                                                   12165                       12780                       11606
6/30/93                                                   13824                       16551                       14624
6/30/94                                                   14025                       17127                       15259
6/30/95                                                   17680                       19943                       18328
6/30/96                                                   22273                       24210                       22706
6/30/97                                                   30001                       27580                       26413
6/30/98                                                   39042                       32247                       30773
6/30/99                                                   47913                       33230                       31235
6/30/00                                                   51383                       40358                       35709

     Past performance is not predictive of future performance. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

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

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

                                                     MERIDIAN FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                                 ANNUAL REPORT

                              [MERIDIAN FUND LOGO]
                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                 JUNE 30, 2000